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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 2001 relating to the consolidated financial statements and financial statement schedule of Service Corporation International ("SCI"), which appear in SCI's Annual Report on Form 10-K for the year ended December 31, 2000.




/s/ PricewaterhouseCoopers LLP
Houston, TX
August 16, 2001